F’24 Q4 Financial Results Brady Corporation September 6, 2024

Forward-Looking Statements In this news release, statements that are not reported financial results or other historic information are “forward-looking statements.” These forward-looking statements relate to, among other things, the Company's future financial position, business strategy, targets, projected sales, costs, income, capital expenditures, debt levels and cash flows, and plans and objectives of management for future operations. The use of words such as “may,” “will,” “expect,” “intend,” “estimate,” “anticipate,” “believe,” “should,” “project,” “plan” or similar terminology are generally intended to identify forward-looking statements. These forward-looking statements by their nature address matters that are, to different degrees, uncertain and are subject to risks, assumptions, and other factors, some of which are beyond Brady’s control, that could cause actual results to differ materially from those expressed or implied by such forward-looking statements. For Brady, uncertainties arise from: increased cost of raw materials and labor as well as raw material shortages and supply chain disruptions; decreased demand for our products; our ability to compete effectively or to successfully execute our strategy; our ability to develop technologically advanced products that meet customer demands; Brady’s ability to identify, integrate, and grow acquired companies, and to manage contingent liabilities from divested businesses; difficulties in protecting our websites, networks and systems against security breaches; risks associated with the loss of key employees; extensive regulations by U.S. and non-U.S. governmental and self-regulatory entities; global climate change and environmental regulations; litigation, including product liability claims; foreign currency fluctuations; potential write-offs of goodwill and other intangible assets; differing interests of voting and non-voting shareholders and changes in the regulatory and business environment around dual-class voting structures; changes in tax legislation and tax rates; numerous other matters of national, regional and global scale, including major public health crises and government responses thereto and those of a political, economic, business, competitive, and regulatory nature contained from time to time in Brady’s U.S. Securities and Exchange Commission filings, including, but not limited to, those factors listed in the “Risk Factors” section within Item 1A of Part I of Brady’s Form 10-K for the year ended July 31, 2024. These uncertainties may cause Brady's actual future results to be materially different than those expressed in its forward- looking statements. Brady does not undertake to update its forward-looking statements except as required by law. 2

Q4 F’24 Highlights 3 * Diluted EPS Excluding Certain Items is a non-GAAP measure. See appendix. GPM of 51.6% compared to 50.8% in Q4 of F’23. Healthy gross profit margins indicative of Brady’s high value-add. Improved GPM GAAP EPS of $1.15 was up 15.0% over Q4 of last year. Diluted EPS Excluding Certain Items* increased 14.4% to $1.19 in Q4 of F’24 compared to $1.04 in Q4 of F’23. Record GAAP & Non-GAAP EPS Americas & Asia segment profit increased 6.7%. Europe & Australia segment profit increased 4.6%. Regional Results Purchased 1.3M shares in F’24 (approx. 3% of diluted shares). Paid dividends of $45.1M and announced our 39th consecutive year of dividend increases. Returned $117.3M to our Shareholders F’25 GAAP EPS guidance of $4.15 - $4.45 (increase of 2.0% to 9.3% over F’24). F’25 Diluted EPS Excluding Certain Items* guidance of $4.40 - $4.70 (increase of 4.3% to 11.4% over F’24). F’25 EPS Guidance GAAP EPS was up 16.0% in F’24 to an all-time high of $4.07. Diluted EPS Excluding Certain Items* was up 15.9% to an all-time high of $4.22. Record GAAP & Non-GAAP EPS Full-Year F’24 Highlights

Sales Overview 4 Q4 F’24 SALES: Total sales decreased 0.7%. Organic sales increased 1.6%. • Americas & Asia – Organic sales increased 3.4%. • Europe & Australia – Organic sales decreased 1.8%. Foreign currency translation decreased sales 0.8%. Divestitures decreased sales 1.5%. $277 $266 $296 $306 $321 $318 $339 $324 $323 $326 $337 $346 $332 $323 $343 $343 $225 $250 $275 $300 $325 $350 Q1 F'21 (4.9%) Q2 F'21 (6.3%) Q3 F'21 6.5% Q4 F'21 12.6% Q1 F'22 7.0% Q2 F'22 13.1% Q3 F'22 9.0% Q4 F'22 9.0% Q1 F'23 6.9% Q2 F'23 6.3% Q3 F'23 1.9% Q4 F'23 6.9% Q1 F'24 2.7% Q2 F'24 1.6% Q3 F'24 4.5% Q4 F'24 1.6% Organic Growth (Decline) SALES (millions of USD) Q4 F’24 SALES COMMENTARY: Organic sales were up 2.3% in the Americas with growth in all major product lines. Asia organic sales were up 12.3% with growth in all countries offsetting a decline in organic sales in China. Organic sales were down 2.1% in Europe primarily due to a decline in product identification. Australia organic sales were up 0.4%.

Gross Profit Margin 5 $135 $130 $149 $148 $155 $149 $164 $163 $155 $156 $170 $176 $172 $162 $177 $17748.9% 48.7% 50.4% 48.2% 48.2% 47.0% 48.4% 50.4% 48.1% 48.0% 50.3% 50.8% 51.7% 50.2% 51.6% 51.6% 38% 40% 42% 44% 46% 48% 50% 52% $100 $125 $150 $175 $200 Q1 F'21 Q2 F'21 Q3 F'21 Q4 F'21 Q1 F'22 Q2 F'22 Q3 F'22 Q4 F'22 Q1 F'23 Q2 F'23 Q3 F'23 Q4 F'23 Q1 F'24 Q2 F'24 Q3 F'24 Q4 F'24 GROSS PROFIT & GPM% (millions of USD) Q4 F’24 – GROSS PROFIT MARGIN: Gross profit margin of 51.6% compared to 50.8% in Q4 of F’23. Organic sales growth from higher gross profit margin products and reduced input costs resulted in increased gross profit margin in Q4 of F’24. Inflation continues, but we are experiencing a reduced rate of inflation in most geographies.

SG&A Expense 6 Q4 F’24 – SG&A EXPENSE: SG&A expense was 27.2% of sales compared to 28.2% of sales in the same quarter last year. Excluding non-GAAP* items from both periods, SG&A expense was 26.5% of sales compared to 27.5% of sales in the same quarter last year. Inflation continues in certain geographies. We continue to focus on executing sustainable efficiency gains in order to offset cost increases, while making the necessary investments to drive future sales growth. $83 $82 $91 $94 $97 $93 $96 $95 $90 $92 $91 $97 $96 $91 $96 $93 30.0% 30.9% 30.7% 30.6% 30.1% 29.1% 28.4% 29.2% 27.9% 28.3% 27.0% 28.2% 29.0% 28.3% 27.9% 27.2% 10% 15% 20% 25% 30% 35% $60 $70 $80 $90 $100 $110 $120 Q1 F'21 Q2 F'21 Q3 F'21 Q4 F'21 Q1 F'22 Q2 F'22 Q3 F'22 Q4 F'22 Q1 F'23 Q2 F'23 Q3 F'23 Q4 F'23 Q1 F'24 Q2 F'24 Q3 F'24 Q4 F'24 SG&A EXPENSE AND SG&A EXPENSE AS A % OF SALES (millions of USD) * See appendix for non-GAAP measures.

R&D Expense 7 Q4 F’24 – R&D EXPENSE: We remain committed to our investments in R&D in order to drive consistent, long-term sales growth. We are focused on ensuring that our R&D spend is both efficient and effective. $10.2 $9.9 $11.3 $13.2 $13.9 $14.0 $14.9 $15.8 $13.9 $15.4 $15.7 $16.3 $15.7 $16.8 $17.7 $17.5 3.7% 3.7% 3.8% 4.3% 4.3% 4.4% 4.4% 4.9% 4.3% 4.7% 4.7% 4.7% 4.7% 5.2% 5.1% 5.1% 1.5% 2.5% 3.5% 4.5% 5.5% $8.0 $10.0 $12.0 $14.0 $16.0 $18.0 $20.0 Q1 F'21 Q2 F'21 Q3 F'21 Q4 F'21 Q1 F'22 Q2 F'22 Q3 F'22 Q4 F'22 Q1 F'23 Q2 F'23 Q3 F'23 Q4 F'23 Q1 F'24 Q2 F'24 Q3 F'24 Q4 F'24 R&D EXPENSE AND R&D EXPENSE AS A % OF SALES (millions of USD)

Income Before Income Taxes 8 $42.2 $39.4 $47.8 $41.6 $44.7 $42.0 $51.3 $54.0 $50.3 $48.5 $63.0 $63.8 $59.4 $55.8 $64.4 $68.2 $10 $20 $30 $40 $50 $60 $70 Q1 F'21 1.6% Q2 F'21 (7.0%) Q3 F'21 115.7% Q4 F'21 19.4% Q1 F'22 5.8% Q2 F'22 6.7% Q3 F'22 7.3% Q4 F'22 29.7% Q1 F'23 12.6% Q2 F'23 15.4% Q3 F'23 23.0% Q4 F'23 18.2% Q1 F'24 18.0% Q2 F'24 15.1% Q3 F'24 2.2% Q4 F'24 6.9% * Income Before Income Taxes Excluding Certain Items is a non-GAAP measure. See appendix. (millions of USD)INCOME BEFORE INCOME TAXES (GAAP) Q4 F’24 – INCOME BEFORE INCOME TAXES: GAAP Income before income taxes was up 6.9% to $68.2M in Q4 of F’24 compared to $63.8M in Q4 of F’23. GAAP Income before income taxes as a percentage of sales improved 150 basis points to 19.9% in Q4 of F’24 compared to 18.4% in Q4 of F’23. Excluding non-GAAP* items from both periods, income before income taxes was up 6.6% to $70.5M in Q4 of F’24 compared to $66.2M in Q4 of F’23. Year-on-Year Growth (Decline)

Net Income & Diluted EPS

9

NET INCOME (GAAP)

(millions of USD)


$60
$50
$40
$30
$20
$33.5
$30.9
$37.3
$28.0
$35.0
$33.8
$40.1
$41.1
$39.4
$38.0
$48.1
$49.4
$47.2
$43.6
$50.9
$55.5
Q1 F'21
Q2 F'21
Q3 F'21
Q4 F'21
Q1 F'22
Q2 F'22
Q3 F'22
Q4 F'22
Q1 F'23
Q2 F'23
Q3 F'23
Q4 F'23
Q1 F'24
Q2 F'24
Q3 F'24
Q4 F'24

DILUTED EPS (GAAP)


$1.20
$1.00
$0.80
$0.60
$0.40
$0.20
$0.64
$0.59
$0.71
$0.53
$0.67
$0.65
$0.78
$0.81
$0.79
$0.76
$0.96
$1.00
$0.97
$0.90
$1.05
$1.15
Q1 F'21
Q2 F'21
Q3 F'21
Q4 F'21
Q1 F'22
Q2 F'22
Q3 F'22
Q4 F'22
Q1 F'23
Q2 F'23
Q3 F'23
Q4 F'23
Q1 F'24
Q2 F'24
Q3 F'24
Q4 F'24

Q4 F'24 – NET INCOME & DILUTED EPS:

- GAAP Net Income was $55.5M in Q4 of F'24 compared to $49.4M in Q4 of F'23 (an increase of 12.3%).
  - Net Income Excluding Certain Items* was $57.3M in Q4 of F'24 compared to $51.2M in Q4 of F'23 (an increase of 11.8%).
- GAAP Diluted EPS was $1.15 in Q4 of F'24 compared to $1.00 in Q4 of F'23 (an increase of 15.0%).
  - Diluted EPS Excluding Certain Items* was $1.19 in Q4 of F'24 compared to $1.04 in Q4 of F'23 (an increase of 14.4%).

* Net Income Excluding Certain Items and Diluted EPS Excluding Certain Items are non-GAAP measures. See appendix.

BRADY

Cash Generation 10 CASH FLOW FROM OPERATING ACTIVITIES $62.8 $36.1 $56.0 $50.8 $27.5 ($3.2) $40.9 $53.2 $28.0 $29.4 $72.5 $79.3 $62.3 $36.1 $72.7 $84.0 -$5 $20 $45 $70 $95 Q1 F'21 188% Q2 F'21 117% Q3 F'21 150% Q4 F'21 181% Q1 F'22 78% Q2 F'22 (9%) Q3 F'22 102% Q4 F'22 130% Q1 F'23 71% Q2 F'23 77% Q3 F'23 151% Q4 F'23 161% Q1 F'24 132% Q2 F'24 83% Q3 F'24 143% Q4 F'24 151%% of Net Income CASH FLOWS IN Q4 OF F’24: Overview: Cash flow from operating activities was $84.0M in Q4 of F’24 vs. $79.3M in Q4 of F’23. F’24 cash flow from operating activities was up 22.0% to $255.1M from $209.1M in F’23. Free cash flow* was $73.2M in Q4 of F’24 compared to $73.0M in Q4 of F’23. Returning Funds to our Shareholders: In F’24, we returned a total of $117.3M to our shareholders in the form of dividends and share buybacks. Dividends – Increased our annual dividend for the 39th consecutive year. Share Buybacks – Repurchased 1.3M shares in F’24 for $72.2M (average price of $56.16/share). * Free cash flow is calculated as Net Cash Provided by Operating Activities less Capital Expenditures. (millions of USD) (millions of USD) 3 Mos. Ended Jul. 31, 2024 3 Mos. Ended Jul. 31, 2023 12 Mos. Ended Jul. 31, 2024 12 Mos. Ended Jul. 31, 2023 Cash Balance - Beginning of Period 160.5$ 135.0$ 151.5$ 114.1$ Cash Flow from Operating Activities 84.0 79.3 255.1 209.1 Capital Expenditures (10.7) (6.3) (79.9) (19.2) Dividends (11.2) (11.2) (45.1) (45.4) Share Repurchases - (45.2) (72.2) (75.0) Proceeds from Sale of Business - - - 8.0 Debt Borrowings / (Repayments) 27.2 (1.1) 41.2 (45.3) Effect of Exchange Rates on Cash (2.1) 1.1 (4.9) 3.1 Other 2.4 0.0 4.4 2.1 Cash Balance - End of Period 250.1$ 151.5$ 250.1$ 151.5$

Net Cash 11 STRONG BALANCE SHEET: July 31, 2024 cash = $250.1M. July 31, 2024 debt = $90.9M. Balance sheet provides flexibility for future organic and inorganic investments. $256 $278 $322 $109 $91 $64 $26 $19 $15 $31 $84 $102 $123 $96 $97 $159 $0 $50 $100 $150 $200 $250 $300 $350 Q1 F'21 Q2 F'21 Q3 F'21 Q4 F'21 Q1 F'22 Q2 F'22 Q3 F'22 Q4 F'22 Q1 F'23 Q2 F'23 Q3 F'23 Q4 F'23 Q1 F'24 Q2 F'24 Q3 F'24 Q4 F'24 NET CASH (millions of USD)

F’24 Financial Summary 12 * Net Income Excluding Certain Items and Diluted EPS Excluding Certain Items are non-GAAP measures. See appendix. (millions of USD) 2024 2023 Change Sales 1,341.4$ 1,331.9$ 0.7% Organic Sales Growth 2.6% 5.5% Gross Margin 687.9 657.3 4.7% % of Sales 51.3% 49.4% Research and Development (67.7) (61.4) 10.4% Selling, General and Administrative (376.7) (370.7) 1.6% % of Sales (28.1%) (27.8%) Operating Income 243.4 225.2 8.1% Other Income (Expense) 4.4 0.5 Income Before Income Taxes 247.8$ 225.7$ 9.8% Net Income 197.2$ 174.9$ 12.8% Diluted EPS 4.07$ 3.51$ 16.0% Non-GAAP Measures: Net Income Excluding Certain Items* 204.5$ 181.5$ 12.6% Diluted EPS Excluding Certain Items* 4.22$ 3.64$ 15.9% Net Cash Position 159.2$ 101.8$ Year Ended July 31,

F’25 Diluted EPS Guidance GAAP Diluted EPS $4.15 to $4.45 (+2.0% to +9.3%) F’25 Diluted EPS, Excluding Certain Items* $4.40 to $4.70 (+4.3% to +11.4%) Guidance Assumptions: Organic sales growth in the low-single digit percentages. The only difference between GAAP Diluted EPS and Diluted EPS, Excluding Certain Items* guidance is the impact of amortization expense of approximately $0.25 per share. Full-year income tax rate of approximately 20%. Foreign currency exchange rates as of July 31, 2024. Depreciation and amortization expense of $38M to $40M. Capital expenditures of approximately $35M. 13 * Diluted EPS Excluding Certain Items is a non-GAAP measure. See appendix.

Americas & Asia 14 • Revenues increased 0.4% in Q4 of F’24: • Organic growth = + 3.4%. • Fx decrease = (0.8%). • Divestiture = (2.2%). • Organic sales grew 2.3% in the Americas, with organic growth in product ID, wire ID and safety and facility ID product lines, partially offset by declines in people ID and healthcare ID product lines. • Organic sales grew 12.3% in Asia; growth throughout the region more than offset an organic sales decline in China. • Growth in segment profit due to organic sales growth in higher gross margin product lines, which was partially offset by additional investment in sales and research & development resources. Q4 F’24 SUMMARY:Q4 F’24 vs. Q4 F’23 (millions of USD) $213 $208 $223 $218 $218 $220 $223 $227 $222 $212 $225 $228 18% 16% 20% 20% 19% 18% 22% 22% 23% 21% 22% 23% 0% 5% 10% 15% 20% 25% $100 $150 $200 $250 $300 Q1 F'22 9.3% 0.9% 8.3% Q2 F'22 13.9% - 8.1% Q3 F'22 9.2% (0.1%) 8.6% Q4 F'22 9.1% (1.0%) 2.8% Q1 F'23 4.0% (1.4%) - Q2 F'23 6.9% (1.0%) - Q3 F'23 1.2% (0.8%) (0.3%) Q4 F'23 5.6% (0.2%) (1.0%) Q1 F'24 3.3% - (1.9%) Q2 F'24 1.2% 0.1% (5.1%) Q3 F'24 4.5% (0.1%) (3.5%) Q4 F'24 3.4% (0.8%) (2.2%) SALES & SEGMENT PROFIT % (millions of USD) Q4 F’24 Q4 F’23 Change Sales $ 228.5 $ 227.5 0.4% Segment Profit 53.4 50.0 + 6.7% Segment Profit % 23.3% 22.0% + 130 bps • Organic sales growth in the low-single digit percentages in F’25. • Continued growth in segment profit. OUTLOOK: Organic For. Curr. Acq. & Div.

Europe & Australia 15 • Revenues decreased 3.0% in Q4 of F’24: • Organic decline = (1.8%). • Fx decrease = (1.2%). • Organic sales declined 2.1% in Europe, primarily due to declines in the product ID and safety and facility ID product lines. • Organic sales grew 0.4% in Australia primarily due to growth in the wire ID and product ID product lines, partially offset by declines in the safety and facility ID and people ID product lines. • Segment profit increased primarily due to improved gross profit margins resulting from product mix and reductions in freight expenses. Q4 F’24 SUMMARY:Q4 F’24 vs. Q4 F’23 (millions of USD) $109 $110 $116 $106 $104 $106 $114 $118 $110 $111 $119 $115 13% 15% 14% 16% 16% 13% 15% 16% 15% 14% 16% 17% 0% 5% 10% 15% $50 $75 $100 $125 $150 Q1 F'22 2.6% 0.6% 8.2% Q2 F'22 11.7% (5.8%) 9.6% Q3 F'22 8.5% (8.2%) 8.7% Q4 F'22 8.8% (13.9%) 1.8% Q1 F'23 12.8% (17.0%) - Q2 F'23 5.2% (8.9%) - Q3 F'23 3.4% (4.8%) - Q4 F'23 9.5% 2.0% - Q1 F'24 1.4% 4.6% - Q2 F'24 2.5% 2.0% - Q3 F'24 4.4% (0.6%) - Q4 F'24 (1.8%) (1.2%) - SALES & SEGMENT PROFIT % Q4 F’24 Q4 F’23 Change Sales $ 114.9 $ 118.4 (3.0%) Segment Profit 19.3 18.4 + 4.6% Segment Profit % 16.8% 15.6% + 120 bps Organic For. Curr. Acquisitions • Organic sales growth in the low-single digit percentages in F’25. • Continued growth in segment profit. OUTLOOK: (millions of USD)

Investor Relations Brady Contact: Ann Thornton Investor Relations 414-438-6887 Ann_Thornton@bradycorp.com See our website at www.bradycorp.com/investors 16

Appendix GAAP to Non-GAAP Reconciliations

Non-GAAP Reconciliations

18

GAAP to NON-GAAP MEASURES
(Unaudited; Dollars in Thousands, Except Per Share Amounts)

In accordance with the U.S. Securities and Exchange Commission's Regulation G, the following provides definitions of the non-GAAP measures used in the earnings release and the reconciliation to the most closely related GAAP measure.

Income Before Income Taxes Excluding Certain Items:
Brady is presenting the non-GAAP measure, "Income Before Income Taxes Excluding Certain Items." This is not a calculation based upon GAAP. The amounts included in this non-GAAP measure are derived from amounts included in the Consolidated Financial Statements and supporting footnote disclosures. We do not view these items to be part of our ongoing results. We believe this profit measure provides an important perspective of underlying business trends and results and provides a more comparable measure from year to year. The table below provides a reconciliation of the GAAP measure of Income before income taxes to the non-GAAP measure of Income Before Income Taxes Excluding Certain Items:

	Three months ended July 31,		Year ended July 31,	
	2024	2023	2024	2023
Income before income taxes (GAAP measure)	$ 68,208	$ 63,818	$ 247,841	$ 225,696
Amortization expense	2,337	2,389	9,421	11,739
Gain on sale of business	-	-	-	(3,770)
Income Before Income Taxes Excluding Certain Items (non-GAAP measure)	**$ 70,545**	**$ 66,207**	**$ 257,262**	**$ 233,665**

Income Tax Expense Excluding Certain Items:
Brady is presenting the non-GAAP measure, "Income Tax Expense Excluding Certain Items." This is not a calculation based upon GAAP. The amounts included in this non-GAAP measure are derived from amounts included in the Consolidated Financial Statements and supporting footnote disclosures. We do not view these items to be part of our ongoing results. We believe this measure provides an important perspective of underlying business trends and results and provides a more comparable measure from year to year. The table below provides a reconciliation of the GAAP measure of Income tax expense to the non-GAAP measure of Income Tax Expense Excluding Certain Items:

	Three months ended July 31,		Year ended July 31,	
	2024	2023	2024	2023
Income tax expense (GAAP measure)	$ 12,752	$ 14,440	$ 50,626	$ 50,839
Amortization expense	540	553	2,182	2,756
Gain on sale of business	-	-	-	(1,431)
Income Tax Expense Excluding Certain Items (non-GAAP measure)	**$ 13,292**	**$ 14,993**	**$ 52,808**	**$ 52,164**

Non-GAAP Reconciliations

19

GAAP to NON-GAAP MEASURES
(Unaudited; Dollars in Thousands, Except Per Share Amounts)

In accordance with the U.S. Securities and Exchange Commission's Regulation G, the following provides definitions of the non-GAAP measures used in the earnings release and the reconciliation to the most closely related GAAP measure.

Net Income Excluding Certain Items:
Brady is presenting the non-GAAP measure, "Net Income Excluding Certain Items." This is not a calculation based upon GAAP. The amounts included in this non-GAAP measure are derived from amounts included in the Consolidated Financial Statements and supporting footnote disclosures. We do not view these items to be part of our ongoing results. We believe this measure provides an important perspective of underlying business trends and results and provides a more comparable measure from year to year. The table below provides a reconciliation of the GAAP measure of Net income to the non-GAAP measure of Net Income Excluding Certain Items:

	Three months ended July 31,		Year ended July 31,	
	2024	2023	2024	2023
Net income (GAAP measure)	$ 55,456	$ 49,378	$ 197,215	$ 174,857
Amortization expense	1,797	1,836	7,239	8,983
Gain on sale of business	-	-	-	(2,339)
Net Income Excluding Certain Items (non-GAAP measure)	**$ 57,253**	**$ 51,214**	**$ 204,454**	**$ 181,501**

Diluted EPS Excluding Certain Items:
Brady is presenting the non-GAAP measure, "Diluted EPS Excluding Certain Items." This is not a calculation based upon GAAP. The amounts included in this non-GAAP measure are derived from amounts included in the Consolidated Financial Statements. We do not view these items to be part of our ongoing results. We believe this measure provides an important perspective of underlying business trends and results and provides a more comparable measure from year to year. The table below provides a reconciliation of the GAAP measure of Net income per Class A Nonvoting Common Share to the non-GAAP measure of Diluted EPS Excluding Certain Items (Note that certain amounts will not foot due to rounding):

	Three months ended July 31,		Year ended July 31,	
	2024	2023	2024	2023
Net income per Class A Nonvoting Common Share (GAAP measure)	$ 1.15	$ 1.00	$ 4.07	$ 3.51
Amortization expense	0.04	0.04	0.15	0.18
Gain on sale of business	-	-	-	(0.05)
Diluted EPS Excluding Certain Items (non-GAAP measure)	**$ 1.19**	**$ 1.04**	**$ 4.22**	**$ 3.64**

Diluted EPS Excluding Certain Items Guidance:

	Fiscal 2025 Expectations	
	Low	High
Earnings per diluted Class A Common Share (GAAP measure)	$ 4.15	$ 4.45
Amortization expense	0.25	0.25
Diluted EPS Excluding Certain Items (non-GAAP measure)	**$ 4.40**	**$ 4.70**